                                                                      EXHIBIT 19

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith
T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                               /s/ WES BURNS
                                               --------------------------------
                                               R. Wesley Burns






Date: 5/27, 1997

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                              /s/ JOHN P. HARDAWAY
                              -------------------------------
                              John P. Hardaway






Date: 5/27, 1997

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                              /s/ GUILFORD C. BABCOCK
                              -------------------------------------------
                              Guilford C. Babcock






Date: 5/27, 1997

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                              /s/ THOMAS P. KEMP
                              ------------------------------------
                              Thomas P. Kemp






Date: 5/27, 1997

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                              /s/ VERN O. CURTIS
                              -----------------------------------------
                              Vern O. Curtis






Date: 5/27, 1997

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                        /s/ WILLIAM J. POPEJOY
                                        -----------------------
                                        William J. Popejoy




Date: 6/1, 1997

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Funds and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                        /s/ BRENT R. HARRIS
                                        -----------------------
                                        Brent R. Harris




Date: 5/27, 1997

                           CERTIFICATE OF SECRETARY
                           ------------------------


     The undersigned, being the duly elected Secretary of PIMCO Funds (the "Trust"), hereby certifies pursuant to Rule 483(b) under the Securities Act of 1933 that the following resolution was unanimously approved at the meeting of the Board of Trustees of the Trust held on May 27, 1997:

          RESOLVED, that the Trustees and officers of the Trust who may be required to execute the Trust's Registration Statement on Form N-1A and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney appointing R. Wesley Burns, Jeffrey L. Steele, Paul F. Roye, Robert Helm, and Keith T. Robinson their true and lawful attorneys, to execute in their name, place and stead, in their capacity as Trustee or officer of the Trust, said Registration Statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have the power to act thereunder and shall have full power of substitution and resubstitution; and said attorneys shall have full power and authority to do and perform in the name and on behalf of each of said Trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said Trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.



                                   /s/ GARLIN G. FLYNN
                                   -----------------------------
                                   Garlin G. Flynn




Date: 5/27, 1997

SEAL